LIMITED POWER OF ATTORNEY
FOR SECTION 16(a) REPORTING

 Know all by these presents, that the undersigned
hereby constitutes and appoints each of Bruce Goldberg,
Trevor Dutcher and Barry Zwarenstein as the undersigned's
true and lawful attorneys-in-fact to:

(1) execute for and on behalf of the undersigned, in
the undersigned's capacity as a reporting person pursuant
to Section 16 of the Securities Exchange Act of 1934, as
amended (the "Exchange Act"), and the rules thereunder of
SMART Modular Technologies (WWH), Inc. (the "Company"),
Forms 3, 4 and 5 in accordance with Section 16(a) of the
Exchange Act;

(2) do and perform any and all acts for and on behalf
of the undersigned which may be necessary or desirable to
complete and execute any such Form 3, 4 or 5 and timely
file such form with the United States Securities and Exchange
Commission and stock exchange or similar authority; and

(3) take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of
any of such attorneys-in-fact, may be of benefit to, in the
best interest of, or legally required by, the undersigned,
it being understood that the documents executed by any of
such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall
contain such terms and conditions as any of such attorneys-in-fact may approve in the discretion of any of such attorneys-in-fact.

The undersigned hereby grants to each such attorney-in-fact
full power and authority, acting alone, to do and perform any and every act and thing whatsoever requisite, necessary, or
proper to be done in the exercise of any of the rights and
powers herein granted, as fully to all intents and purposes
as the undersigned might or could do if personally present,
with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned
acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's
responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and
transactions in securities issued by the Company, unless
earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of
Attorney to be executed as of this 30th day of July, 2010.

Signature:  /s/ Iain MacKenzie

Print Name:  Iain MacKenzie